POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Thomas D. Henrion
                                            --------------------------------
                                                   Thomas D. Henrion

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of November, 1996.


                                                  /s/ Leo H. Barlow
                                            --------------------------------
                                                      Leo H. Barlow

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                 /s/ Harry J. Bowie
                                            --------------------------------
                                                     Harry J. Bowie

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                  /s/ Joseph Cabral
                                            --------------------------------
                                                      Joseph Cabral

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                   /s/ Pete Crear
                                            --------------------------------
                                                       Pete Crear

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Marilyn J. McQuaide
                                            --------------------------------
                                                   Marilyn J. McQuaide

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ James L. Burns
                                            --------------------------------
                                                   James L. Burns

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                  /s/ Terry Lewis
                                            --------------------------------
                                                      Terry Lewis

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Alfred A. Plamann
                                            --------------------------------
                                                   Alfred A. Plamann

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Mary Ann Rothman
                                            --------------------------------
                                                   Mary Ann Rothman

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Anthony J. Scallon
                                            --------------------------------
                                                   Anthony J. Scallon

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                /s/ Sheila A. Smith
                                            --------------------------------
                                                    Sheila A. Smith

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                                   /s/ Wally Smith
                                            --------------------------------
                                                       Wally Smith

                                POWER OF ATTORNEY

     WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Bank;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact or shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of November, 1996.


                                               /s/ Robert L. Thompson
                                            --------------------------------
                                                   Robert L. Thompson